                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.
   ----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 (1) Title of each class of securities to which transaction applies:
   ----------------------------------------------------------------------
 (2) Aggregate number of securities to which transaction applies:
   ----------------------------------------------------------------------
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ----------------------------------------------------------------------
 (4) Proposed maximum aggregate value of transaction:
   ----------------------------------------------------------------------
 (5) Total fee paid:
   ----------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid
   ----------------------------------------------------------------------
 (2) Form, Schedule or Registration Statement No.:
   ----------------------------------------------------------------------
 (3) Filing Party:
   ----------------------------------------------------------------------
 (4) Date Filed:
   ----------------------------------------------------------------------

[Aberdeen Logo appears here]                       800 Scudders Mill Road
                                                   Plainsboro, New Jersey 08536
                                                   (609) 282-4600

                                                   January 30, 2002

Dear Shareholder:

  The Annual Meeting of Shareholders is to be held at 1:00 p.m. (Eastern time), on Thursday, March 21, 2002 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

  At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors for a three-year term and the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

  Your Directors recommend that you vote in favor of each of the foregoing matters.

                                      /s/ Martin J. Gilbert

                                      MARTIN J. GILBERT
                                      Chairman

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 21, 2002

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, March 21, 2002, at 1:00 p.m. (Eastern time), for the following purposes:

  (1) To elect four Directors to serve as Class I Directors for a three-year term;

  (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year; and

  (3) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on January 19, 2002 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

  In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxy holders may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxy holders will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

Plainsboro, New Jersey
January 30, 2002

  IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                                ---------------

                        Annual Meeting of Shareholders
                                March 21, 2002

                                ---------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Commonwealth Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, March 21, 2002, at 1:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is January 30, 2002 or as soon as practicable thereafter.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposal 1, and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposal 2. The appointed proxy holders will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Shareholders may vote using the enclosed postage pre-paid proxy card.

  The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

  Approval of the election of Class I Directors to the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors to the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Abstentions are treated as present and will have the effect of a vote "against" each Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the Proposals will be voted "for" each Proposal.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxy holders will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted "for" a proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted "against" a proposal, against adjournment. A shareholder vote may be taken on any proposal prior to adjournment if sufficient votes have been received for approval of that proposal.

  The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                          Solicitation of Vote
                                       Solicitation of             of
                                           Vote of       Preferred Stockholders
                                     Common Stockholders      (Series W-7)
                                     ------------------- ----------------------
Proposal 1:
Election of Class I Directors.......         Yes                  No

Proposal 2:
Election of Preferred Directors.....         No                   Yes

  The Board of Directors has fixed the close of business on January 19, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 19, 2002, the Fund had outstanding 9,266,209 shares of common stock, par value $0.01 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.01 per share.

  The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

  The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 2001, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to Investor Relations, Aberdeen Asset Management, 45 Broadway, 31st Floor, New York, New York 10006, Telephone: 1-800-522-5465.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

  The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of whom, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Directors who are not interested persons of the Fund, has nominated David Lindsay Elsum, Laurence S. Freedman, E. Duff Scott, and Sir David Rowe-Ham to serve as Class I Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2005 and until their successors are duly elected and qualified. Messrs. Elsum, Freedman and Scott were elected by shareholders to serve until the 2002 Annual Meeting. Sir David Rowe-Ham was appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Directors who are not interested persons of the Fund, to fill a vacancy on the Board of Directors. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

  The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                                    Shares
                                                                                                 Beneficially
                                                                                                  Owned and
                                                                                                  % of Total
                                   Principal Occupations and Employment for            Director  Outstanding
Name and Address                    Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------                   ----------------------------------------        --- -------- --------------

                                    Class I
                  (Current Directors and Nominees for a Term
               Expiring at the Annual Meeting to be held in 2005)

David Lindsay Elsum, A.M.++  Mr. Elsum has over 20 years of experience in          64    1992        694
9 May Grove                    investment and insurance markets. He was a member
South Yarra, Victoria 3141     of the Corporations and Securities Panel of the
Australia                      Australian Securities Commission to 2000 and a
                               member of the Australian Federal Government
                               Administrative Appeals Tribunal to 2001 and has
                               been a member of the State of Victoria Regulator-
                               General Appeal Panel since 2001. Previously, he
                               was founding Managing Director of Capel Court
                               Investment Bank and Chairman of Stodart Investment
                               Pty. Ltd., and subsequently, Chief Executive of
                               major public companies including The MLC Limited
                               (insurance) and President of the State of Victoria
                               Superannuation Fund (pension fund management).

                             Director, Aberdeen Australia Equity Fund, Inc.
                               (since 1985), Aberdeen Asia-Pacific Income Fund,
                               Inc. (since 1986) and Aberdeen Asia-Pacific Income
                               Investment Company Limited (since 1986); Chairman,
                               Audit Victoria (government statutory authority)
                               (from 1997-2000); Chairman, Melbourne Wholesale
                               Fish Market Pty. Ltd.; Chairman, Queen Victoria
                               Market Pty. Ltd. (municipal market); Director,
                               EquitiLink e-Link Fund Limited (investment company); Director, Financial Planning Association
                               Limited (industry association); Director, Aberdeen
                               Leaders Limited (investment company).

Laurence S. Freedman*        Mr. Freedman has over 35 years of experience in        58   1992          0
25 Lime Street, Suite 405      funds management with a focus on global investment
Sydney, N.S.W. 2000            analysis. Prior to founding EquitiLink in 1981, he
Australia                      was Director of Investment at BT Australia
                               Limited. Mr. Freedman's areas of fund management
                               specialization include investment in resource and
                               development companies, international economies and
                               the geo-political impact on investment markets. He
                               was Chairman of the Fund from 2000 to 2001 and
                               President of the Fund to 2001. He was founder of
                               the Fund's Investment Adviser, and until December
                               2000, he was Joint Managing Director of the Fund's
                               Investment Adviser and a Director of the Fund's
                               Investment Manager.

                                                                                                 Shares
                                                                                              Beneficially
                                                                                               Owned and
                                                                                               % of Total
                                Principal Occupations and Employment for            Director  Outstanding
Name and Address                 Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------                ----------------------------------------        --- -------- --------------
                          Chairman, (from 1995 to 2001), President (from 1985
                            to 2000) and Director (since 1985), Aberdeen
                            Australia Equity Fund, Inc.; Chairman (from 1995
                            to 2000), Vice President (from 1986 to 2001) and
                            Director (from 1986 to 2000), Aberdeen Asia-
                            Pacific Income Fund, Inc.; Joint Managing
                            Director, Aberdeen Asia-Pacific Income Investment
                            Company Limited (from 1986 to 2001); Director,
                            EquitiLink Limited (holding company) (from 1986 to
                            2000); Director, EquitiLink Holdings Limited
                            (holding company) (since 1998); Chairman (since
                            1987) and Joint Managing Director (from 1987 to
                            2000), Aberdeen Leaders Limited (investment
                            company); Joint Managing Director (from 1994 to
                            2000) and Director (since 1994), EquitiLink eLink
                            Limited (investment company); Director, Ten
                            Network Holdings Limited (television network)
                            (since 1998); Director, EIML Australia Pty.
                            Limited (investment company).

Sir David Rowe-Ham        Sir David Rowe-Ham has been Chairman and Director of  66    2001         0
140 Piccadilly              Brewin Dolphin Holdings PLC, a fund manager and
London                      stockbroker listed on the L.S.E., since 1992.
United Kingdom W1J7NS
                          Director, Aberdeen Australia Equity Fund, Inc.
                            (since 2001); Chairman and Director, Roam
                            Investments Ltd. (investment company)(since 1984);
                            Chairman and Director, Olayan Europe Ltd.
                            (international trading and investment)(since
                            1989); Chairman and Director, Coral Products PLC
                            (plastics manufacturer)(since 1995); Chairman and
                            Director, BNP Paribas South Asia Investment Co.
                            Ltd. (trust management company)(since 1995);
                            President, The Crown Agents Foundation (Crown
                            agents)(since 1996); Director, St. David's
                            Investment Trust PLC (investment trust)(since
                            1996); Chairman and Director, Aspect Internet
                            Holdings Ltd. (solutions, design,
                            consultancy)(since 2000); Director, Chubb plc
                            (security company)(since 2000).

E. Duff Scott+            Mr. Scott is currently President of Multibanc         65    1992       5,000
8 Sunnydene Crescent        Financial Corporation and Multibanc NT Financial
Toronto, Ontario M4N 3J6    Corporation, investment holding companies. He also
Canada                      serves as Chairman of QLT Phototherapeutics, a
                            biopharmaceutical company. Previously, he was
                            Chairman of Peoples Jewelers Corporation (retail
                            jeweler).

                                                                                             Shares
                                                                                          Beneficially
                                                                                           Owned and
                                                                                           % of Total
                            Principal Occupations and Employment for            Director  Outstanding
Name and Address             Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------            ----------------------------------------        --- -------- --------------
                      Director, Aberdeen Asia-Pacific Income Investment
                        Company Limited (since 1989); President, Multibanc
                        Financial Corporation and Multibanc NT Financial
                        Corporation (investment holding companies) (since
                        1990); Chairman, QLT Phototherapeutics
                        (biopharmaceuticals) (since 1991); Director, Perle
                        Systems, Inc. (computers) (since 1997); Director,
                        Lions Gate Entertainment (media)(since 2001);
                        Director, Becker Milk Company (real estate);
                        Director, Pene Falls Paper; Director, B Split
                        Corporation (split share company); Director, Telco
                        Split Co. (split share company); Director, Simmons
                        Income Trust.

                                    Class II
            (Term Expiring at the Annual Meeting to be held in 2003)

William J.            Mr. Potter has extensive experience in investment      53   1992          0
Potter+++(degrees)      banking and fund management, including senior
236 West 27th Street    positions with Toronto Dominion Bank, Barclays
New York, NY 10001      Bank PLC and Prudential Securities, Inc. as well
                        as board of director positions with investment
                        funds involving over $20 billion in assets
                        beginning in 1983. Mr. Potter has been involved in
                        the Australia capital markets since 1974,
                        including management and board of director
                        positions with a noted Australian brokerage house.
                        Mr. Potter is President of a U.S. investment bank
                        and has securities licenses in the U.S. and
                        Canada. Mr. Potter also has securities
                        underwriting experience in various capital markets
                        with an emphasis on natural resources.

                      Director, Aberdeen Australia Equity Fund, Inc.
                        (since 1985), Aberdeen Asia-Pacific Income Fund,
                        Inc. (since 1986) and Aberdeen Asia-Pacific Income
                        Investment Company Limited (since 1986);
                        President, Ridgewood Group International Ltd.
                        (international consulting and merchant banking company) (since 1989); President, Ridgewood
                        Capital Funding, Inc. (private placement securities firm) (since 1989); Director,
                        International Panorama, Inc. (mining)(since 1994);
                        Director, National Foreign Trade Counsel (trade association)(since 1985); Director, Alexandria
                        Bancorp (banking group in Cayman Islands)(since
                        1991); Director, Vanstone Investments
                        (software)(since 1990); Director, E.C. Power, Inc.
                        (energy company)(since 1996); Director, Serapec
                        S.A. (energy company)(since 1996).

                                                                                                Shares
                                                                                              Beneficially
                                                                                               Owned and
                                                                                               % of Total
                                Principal Occupations and Employment for            Director  Outstanding
Name and Address                 Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------                ----------------------------------------        --- -------- --------------
Peter D. Sacks+++         Mr. Sacks' career has spanned 20 years in executive   56    1992        250
445 King Street West,       positions in treasury management with CIBC, Chase
4th Floor                   Manhattan Bank and Midland Bank. He is currently
Toronto, Ontario M5V 1K4    President and Director of Toron Capital Markets,
Canada                      Inc., a company which he established in 1988 to
                            design and manage customized hedging solutions for
                            institutional clients with commodity risks and
                            currency and interest rate exposures.

                          Director, Aberdeen Australia Equity Fund, Inc.
                            (since 1999), Aberdeen Asia-Pacific Income Fund,
                            Inc. (since 1993) and Aberdeen Asia-Pacific Income
                            Investment Company Limited (since December 1998).

Hugh Young*               Mr. Young has been in the financial services           43   2001          0
21 Church Street            business since 1979. He has been an Executive
#01-01 Capital Square       Director of Aberdeen Asset Management PLC (parent
Two                         company of the Fund's Investment Manager and
Singapore 049480            Investment Adviser) since 1991. He has also been
                            Managing Director of Aberdeen Asset Management
                            Asia Limited (affiliate of the Fund's Investment
                            Manager and Investment Adviser) since 1991 and
                            Managing Director of Aberdeen International Fund
                            Managers Limited (affiliate of the Fund's
                            Investment Manager and Investment Adviser) since
                            2000. He has been President of the Fund, of
                            Aberdeen Australia Equity Fund, Inc., and of
                            Aberdeen Asia-Pacific Income Fund, Inc. since
                            2001. He has been a Director of Aberdeen Asset
                            Management Limited (the Fund's Investment Adviser)
                            and Aberdeen Asset Managers (C.I.) Limited (the
                            Fund's Investment Manager) since 2001.

                          Director, Aberdeen Asset Management Holdings Limited
                            (since 2000); Director, Aberdeen Asia Total Return
                            (since 1998); Director, Aberdeen Asian Smaller
                            Companies Investment Trust PLC (since 1995);
                            Director, Aberdeen Emerging Asia Investment Trust
                            Limited (since 1990); Director, Aberdeen Asset
                            Management Asia Limited (since 1991); Director,
                            Aberdeen India Fund Limited (since 1996);
                            Director, Aberdeen Islamic Fund Managers Limited
                            (since 2000); Director, Aberdeen New Dawn
                            Investment Trust PLC (since 1989); Director,
                            Aberdeen New Thai Investment Trust PLC (since
                            1989); Director, Aberdeen International Fund
                            Managers Limited (since 1998); Director, Aberdeen
                            International Management Ireland Limited (since
                            2000); Director, Apollo Europe Fund Limited (since
                            1996); Director,

                                                                                                Shares
                                                                                             Beneficially
                                                                                              Owned and
                                                                                              % of Total
                              Principal Occupations and Employment for             Director  Outstanding
Name and Address               Past Five Years and Other Directorships         Age  Since   on 10/31/01(1)
----------------              ----------------------------------------         --- -------- --------------
                          Apollo Investment Management Limited (since 1994);
                          Director, Apollo Hedge Fund Limited (since 1996);
                          Director, Apollo Japan Fund Limited (since 1995);
                          Director, Apollo Tiger Fund Limited (since 1994);
                          Director, Apollo Californian Fund Limited (since
                          1997); Director, JF Philippine Fund Limited (since
                          1991); Director, Phoenix Aberdeen International
                          Advisors LLC (since 1996); Director, Apollo
                          Protector Fund Limited (since 1994); Director,
                          Aberdeen Global (since 1998); Director, Aberdeen
                          PCC Limited (since 2000); Director, Aberdeen
                          Guernsey Limited (since 1999); Director, The
                          London Market Fund PLC (since 1999); Director,
                          Murray Goh Equity Private PTE Limited (since
                          2001); Director, Murray Johnstone Asia Limited
                          (since 2000); Senior Vice President, Phoenix-
                          Aberdeen Series Fund.

                                   Class III
            (Term Expiring at the Annual Meeting to be held in 2004)

Martin J. Gilbert*      Mr. Gilbert is the Chief Executive and an Executive     46   2001          0
One Bow Churchyard        Director of Aberdeen Asset Management PLC, which
London, United Kingdom    was established in 1983 and is the parent company
EC4M 9HH                  of the Fund's Investment Manager and Investment
                          Adviser. He is one of the founding directors of
                          Aberdeen Asset Management PLC and has been
                          involved in the investment management industry
                          since 1982 after he qualified as a chartered
                          accountant. He has been Chairman of the Board of
                          the Fund and of Aberdeen Asia-Pacific Income Fund,
                          Inc. since 2001. He has been a Director of
                          Aberdeen Asset Management Limited (the Fund's
                          Investment Adviser) and Aberdeen Asset Managers
                          (C.I.) Limited (the Fund's Investment Manager)
                          since 2001.

                        Director, Aberdeen Asia-Pacific Income Investment
                          Company Limited (since 2000); Director, Aberdeen
                          Asset Management Holdings Limited (since 2000);
                          Director, Aberdeen Asian Smaller Companies
                          Investment Trust PLC (since 1995); Director,
                          Aberdeen Asset Management Asia Limited (since
                          1991); Director, Aberdeen Asset Management Ireland
                          Limited (since 1998); Director, Aberdeen Asset
                          Managers Jersey Limited (since 1999); Director,
                          Aberdeen Asset Managers Limited (since 1987);
                          Director, Aberdeen Celexa Property Investors UK &
                          Ireland Limited (since 2000); Director, Aberdeen
                          Convertible Income Trust PLC (since 1995);
                          Director, Aberdeen Development Capital PLC (since
                          1986); Director, Aberdeen Emerging Asia Investment
                          Trust Limited (since 1990); Director, Aberdeen
                          Emerging Economies

                                                                                         Shares
                                                                                      Beneficially
                                                                                       Owned and
                                                                                       % of Total
                        Principal Occupations and Employment for            Director  Outstanding
Name and Address         Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------        ----------------------------------------        --- -------- --------------
                    Investment Trust PLC (since 1993); Director,
                    Aberdeen Football Club PLC (since 1997); Director,
                    Aberdeen Fund Managers Inc. (since 1995);
                    Director, Aberdeen Global Fund (since 1998);
                    Director, Aberdeen Graham Asset Management Limited
                    (since 1999); Director, Aberdeen Growth VCT I PLC
                    (since 2001); Director, Aberdeen International
                    Fund Managers Limited (since 1998); Director,
                    Aberdeen International Fund PLC (since 1997);
                    Director, Aberdeen Private Investors Limited
                    (since 2001); Director, Aberdeen Property Asset
                    Managers Limited (since 2001); Director, Aberdeen
                    Property Investors International Limited (since
                    2001); Director, Aberdeen Umbrella Cash Fund PLC
                    (since 1998); Director, Aberdeen Unit Trust
                    Managers Limited (since 1987); Director, Aberdeen
                    Fund Managers Ireland Limited (since 2000);
                    Director, APFM Wind-Up Limited (since 1994);
                    Director, Argosy Asset Management Luxembourg SA
                    (since 1991); Director, Asset Value Investors
                    Limited (since 2001); Director, Balgranach
                    Properties Limited (since 1998); Director, Bogey
                    One Limited (since 1998); Director, Broadgate
                    Investment Trust PLC (since 1995); Director,
                    Chaucer Holdings PLC (since 1993); Director,
                    FirstGroup PLC (since 1995); Director, Grampian
                    Country Food Group Limited (since 1996); Director,
                    Healthcare Reform Investment Trust PLC (since
                    1996); Director, Inner Workings Group PLC (since
                    1999); Director, Jersey Phoenix Trust Limited
                    (since 1999); Director, Lombard International
                    Assurance SA (since 1991); Director, Murray
                    Johnstone Holdings Limited (since 2001); Director,
                    Murray Johnstone International Limited (since
                    2001); Director, Murray Johnstone Limited (since
                    2001); Director, Murray Johnstone Unit Trust
                    Management Limited (since 2001); Director, New
                    Asia (Isle of Man) Limited (since 1996); Director,
                    Phoenix Aberdeen International Advisors LLC (since
                    1996); Director, Primary Health Properties PLC
                    (since 1996); Director, Property Management
                    Employment Services Limited (since 2000);
                    Director, Property Partners (Two Rivers) Limited
                    (since 2001); Director, Property Partners
                    (Whitgift) Limited (since 2000); Director, Regent
                    Property Partners (Residential) Limited (since
                    2000); Director, Regent Property Partners (Retail
                    Parks) Limited (since 2000); Director, Regent
                    Retail Parks (St. John's Wolverhampton) Limited
                    (since 2001); Director, Scottish Medicine PLC
                    (since 1998); Director, Templar Hotels LTD (from
                    1985 to 1989, reappointed 1990); Director, Tenon
                    Nominees Limited (since 1987); Director, The
                    London Market Fund PLC (since 1999); Director, The
                    Taverners Trust PLC

                                                                                                  Shares
                                                                                               Beneficially
                                                                                                Owned and
                                                                                                % of Total
                                 Principal Occupations and Employment for            Director  Outstanding
Name and Address                  Past Five Years and Other Directorships        Age  Since   on 10/31/01(1)
----------------                 ----------------------------------------        --- -------- --------------
                             (alternate) (since 2000); Director, Themis
                             Investment Management Limited (since 2000).

Neville J. Miles(degrees)  Mr. Miles has over 20 years of international          55    1999          550
2 Paddington Street          investment banking experience. He was formerly
Paddington, N.S.W. 2021      head of Corporate Treasury at Westpac Banking
Australia                    Corporation and Managing Director of Ord Minnett
                             Securities Limited (stockbrokers). Mr. Miles has
                             extensive experience in the areas of corporate
                             acquisitions and equity offerings. He is currently
                             an investor and real estate developer.

                           Director, Aberdeen Australia Equity Fund, Inc.
                             (since 1996) and Aberdeen Asia-Pacific Income
                             Fund, Inc. (since 1996); Director, Aberdeen Asia-
                             Pacific Income Investment Company Limited;
                             Chairman and Director, MTM Funds Management
                             Limited (property trust) (since 1998); Director,
                             Aberdeen Leaders Limited (investment company) and
                             EquitiLink eLink Limited (investment company);
                             Executive Director, EL&C Ballieu Limited
                             (stockbroker) (from 1994 to 1997).

Warren C. Smith            Mr. Smith is a Managing Editor with The Bank Credit   46    1992       6,800
1002 Sherbrooke St. West     Analyst Research Group, independent publishers of
Suite 1600                   financial market research. Since 1982, he has
Montreal, Quebec H3A 3L6     helped direct the firm's investment strategy, and
Canada                       has been editor of several U.S. and international
                             publications. He also has developed and edited new
                             institutional research products since 1989. Mr.
                             Smith lectures to investment groups around the
                             globe.

                           Managing Editor, BCA Publications Ltd. (financial
                             publications, including The Bank Credit Analyst)
                             (since 1982); Director, Aberdeen Asia-Pacific
                             Income Investment Company Limited (since 1993).

-------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's Investment Manager or Investment Adviser. Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Gilbert and Young are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."
+ Messrs. Potter, Sacks and Scott are members of the Audit and Valuation Committee.
++        Messrs. Elsum, Potter and Sacks are members of the Contract Review
          Committee.
(degrees) Messrs. Miles and Potter are members of the Nominating Committee.
(1) The information as to beneficial ownership as of October 31, 2001 is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table were owned with sole voting and investment power. The Directors of the Fund representing the common stock, as a group, owned less than one percent of the total shares of common stock outstanding as of October 31, 2001 and no shares of the Fund's preferred stock.

  Please also see the information contained below under the heading "Further Information Regarding Officers and Directors."

  The Board of Directors recommends that holders of common stock vote FOR the election of the four nominees to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

  The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

  Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act") requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund's Nominating Committee which is composed entirely of Directors who are not interested persons of the Fund, has nominated Dr. Anton E. Schrafl and John T. Sheehy to serve as Preferred Directors, representing exclusively the holders of all series of the Fund's preferred stock until the Annual Meeting of Shareholders to be held in 2003. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote for the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors shall recommend.

  The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                          Shares of
                                                                                         Common Stock
                                                                                         Beneficially
                                                                                         Owned and %
                                                                                           of Total
                                                                                         Outstanding
                            Principal Occupations and Employment for            Director      on
Name and Address             Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------            ----------------------------------------        --- -------- ------------
Dr. Anton E. Schrafl  Dr. Schrafl is currently Deputy Chairman of Holcim     70   1993         0
Talstrasse 83           Limited, a global manufacturer and distributor of
CH-8001 Zurich          cement and allied products. He also serves on the
Switzerland             Board of Directors of Organogenesis, Inc., a
                        medical products company involved in
                        biotechnological tissue engineering, and Apogee
                        Technology, Inc., a manufacturer of digital
                        amplifiers.

                      Director, Aberdeen Asia-Pacific Income Fund, Inc.
                        (since 1998);
                        Director, Aberdeen Asia-Pacific Income Investment
                        Company Limited.

                                                                                               Shares of
                                                                                              Common Stock
                                                                                              Beneficially
                                                                                              Owned and %
                                                                                                of Total
                                                                                              Outstanding
                                 Principal Occupations and Employment for            Director      on
Name and Address                  Past Five Years and Other Directorships        Age  Since   10/31/01(1)
----------------                 ----------------------------------------        --- -------- ------------
John T. Sheehy++(degrees)  Mr. Sheehy has over 30 years' experience in            59   1992         0
560 Sylvan Avenue            investment banking with companies such as J. P.
Englewood Cliffs, NJ         Morgan & Company and Bear, Stearns & Co. Inc. His
07632                        specialty areas include securities valuation,
                             public offerings and private placements of debt
                             and equity securities, mergers and acquisitions
                             and management buyout transactions. He has been
                             Senior Managing Director of B.V. Murray and
                             Company (investment banking) since 2001.

                           Director, Aberdeen Australia Equity Fund, Inc.
                             (since 1985), Aberdeen Asia-Pacific Income Fund,
                             Inc. (since 1986) and Aberdeen Asia-Pacific Income
                             Investment Company Limited (since 1986); Member,
                             The Value Group LLC (private equity) (since 1997);
                             Director, Video City, Inc. (video retail merchandising) (since 1997).

-------
++         Mr. Sheehy is a member of the Contract Review Committee.

(degrees)  Mr. Sheehy is a member of the Nominating Committee.

(1) As of October 31, 2001, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

  Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

  The Board of Directors recommends that holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

  Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

  Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentences, the Fund believes that during the fiscal year ended October 31, 2001, its Reporting Persons complied with all applicable filing requirements. Following the acquisition of the Investment Adviser and the Investment Manager by Aberdeen Asset Management PLC, Messrs. Martin Gilbert, Hugh Young, Chris Fishwick, Christian Pittard, Richard Fabricius, Vincent Parrott, and Ms. Ouma Sananikone, who became "affiliated persons" of the Investment Manager and the Investment Adviser, filed

Form 3 Initial Statements of Beneficial Ownership of the Fund's securities subsequent to 10 day period specified in the Form. Messrs. James Blair, Joe Tham, Chong Yoon-Chou and Charles Macrae, and Ms. Melissa Hall, who subsequently became "affiliated persons" of the Investment Adviser, filed Form 3 Initial Statements of Beneficial Ownership of the Fund's securities subsequent to the 10 day period specified in the Form. Mr. Neville Miles filed a Form 5 Annual Statement of Beneficial Ownership of Securities subsequent to the 45 day period specified in the Form.

  Committees and Board of Directors Meetings. The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser, within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Audit and Valuation Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

  The Fund adopted an Audit Committee Charter on March 16, 2000, and on December 11, 2001 amended this charter to be an Audit and Valuation Committee Charter. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. The members of the Fund's Audit and Valuation Committee are Messrs. William J. Potter, E. Duff Scott and Peter D. Sacks.

  The Board of Directors also has a standing Contract Review Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Administration Agreement, the Investor Relations Services Agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. David L. Elsum, William J. Potter, Peter D. Sacks and John T. Sheehy.

  The Board of Directors also has a standing Nominating Committee, composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Investment Manager or Investment Adviser within the meaning of the 1940 Act. The Nominating Committee considers candidates for service as Fund directors and remuneration to be paid to Fund directors. The Nominating Committee will not consider nominees recommended by security holders. The members of the Fund's Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

  During the Fund's fiscal year ended October 31, 2001, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, the Contract Review Committee held one meeting, and the Nominating Committee held one meeting. Each of the Directors then in office (except Dr. Schrafl) attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

  Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors are as follows: Hugh Young (age 43), President (since 2001); Christian Pittard (age 28), Treasurer and Assistant Secretary (since 2001); Michael Karagianis (age 38), Assistant Vice President (since 2001); Beverley Hendry (age 48), Assistant Treasurer (since 2001); Simon Bignell (age 40), Assistant Treasurer (since 2001); Timothy Sullivan (age 40), Assistant Treasurer (since 2001); Roy M. Randall (age 65), Secretary (since inception); Allan S. Mostoff (age 69), Assistant Secretary (since inception); Sander M. Bieber (age 51), Assistant Secretary (since 1999); and Margaret A. Bancroft (age 63), Assistant Secretary (since inception).

  The respective principal occupations and employment during the past five years of the Fund's officers are as follows: Hugh Young, as set forth above under "Proposal 1: Election of Class I Directors;" Christian Pittard, Managing Director (since 2001) of the Fund's Investment Manager, Treasurer and Assistant Secretary (since 2001) of Aberdeen Commonwealth Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Managing Director (since 1998) of Aberdeen Graham Asset Management Ltd. (affiliate of the Fund's Investment Manager and Investment Adviser), Chartered Accountant (1994-1998), KPMG; Michael Karagianis, Assistant Vice President (since 2001) of Aberdeen Commonwealth Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., and Aberdeen Asia-Pacific Income Fund, Inc., Director of Economics and Investment Strategy (since 1999) of the Fund's Investment Adviser, Director of Portfolio Investment (1995-1999) of County Investment Management; Beverley Hendry, Executive Director (since 1991) of Aberdeen Asset Management PLC (parent company of the Fund's Investment Manager and Investment Adviser), Director (since 2001) of the Fund's Investment Manager, Chief Executive Director (since 1995) of Aberdeen Fund Managers, Inc. (affiliate of the Fund's Investment Manager and Investment Adviser), Director (since 2001) of Aberdeen Asia-Pacific Income Fund, Inc.; Simon Bignell, Director (since
2001) of the Fund's Investment Manager, Director (1995-2001) of Kleinwort Benson (Jersey) Fund Managers Limited (fund administration); Timothy Sullivan, Managing Director (since 1999) of EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management) (investor relations service provider and affiliate of the Fund's Investment Manager), Vice President (1997-1999) of the Bank of New York; Roy M. Randall, Partner of Stikeman, Elliott (law firm); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert (law firm).

  Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of October 31, 2001, the executive officers of the Fund owned no shares of the Fund's common or preferred stock.

  Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. Aberdeen Asset Managers (C.I.) Limited serves as investment manager to the Fund (the "Investment Manager") and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the "Investment Adviser") pursuant to a management agreement dated December 22, 2000 and an advisory agreement dated December 22, 2000, respectively. The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, N.S.W., Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at One Albyn Place, Aberdeen, Scotland AB10 1YG.

  Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the parent of the Investment Manager and the Investment Adviser. Mr. Gilbert is a shareholder of Aberdeen Asset Management PLC. Mr. Hugh Young, a Director and President of the Fund, also serves as a director of the Investment Manager and the Investment Adviser, and as an Executive Director of Aberdeen Asset Management PLC. Mr. Young is a shareholder of Aberdeen Asset Management PLC.

  Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management), a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $4,000.

  On December 22, 2000, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen Asset Management PLC, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman and Brian M. Sherman are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager.

  In 2001, entities of which Messrs. Freedman and Sherman are the principal shareholders sold (i) 275,000 shares of the Fund's Common Stock to Real Estate Opportunities Fund, a fund managed by an affiliate of the Fund's Investment Manager and Investment Adviser, for $2,447,500, and (ii) 130,897 shares of the Fund's Common Stock to American Monthly Income Trust Limited, a fund managed by an affiliate of the Fund's Investment Manager and Investment Adviser, for $1,164,983.

  Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2001. In June 2001, the Board of Directors, upon the recommendation of the Fund's Nominating Committee, approved an increase in the fees payable to each non-interested director of the Fund from a $8,000 per year retainer fee, a fee of $1,000 per meeting for attendance at in-person Board meetings, and a fee of $1,000 per meeting for attendance at telephonic Board meetings, to an aggregate fee of $16,000 per year. Members of the Fund's Audit Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

                              Compensation Table
                          Fiscal Year Ended 10/31/01

                                                                          Total
                                          Pension or                   Compensation
                                          Retirement      Estimated     From Fund
                           Aggregate   Benefits Accrued    Annual     and Associated
                          Compensation    As Part of    Benefits Upon   Funds Paid
Name of Director           From Fund    Fund Expenses    Retirement    to Directors
----------------          ------------ ---------------- ------------- --------------
David Lindsay Elsum.....    $15,500          N/A             N/A        $53,625(3)
Laurence S. Freedman++..          0          N/A             N/A              0(3)
Martin J. Gilbert.......          0          N/A             N/A              0(2)
Michael Gleeson-White*..    $ 2,110          N/A             N/A        $ 2,110(1)
Neville J. Miles........    $15,000          N/A             N/A        $54,125(3)
William J. Potter.......    $17,500          N/A             N/A        $55,625(3)
Sir David Rowe-Ham......    $11,333          N/A             N/A        $24,208(2)
Peter D. Sacks..........    $16,500          N/A             N/A        $55,125(3)
E. Duff Scott...........    $16,000          N/A             N/A        $16,000(1)
Brian M. Sherman*.......          0          N/A             N/A              0(3)
Warren C. Smith.........    $15,000          N/A             N/A        $15,000(1)
Hugh Young..............          0          N/A             N/A              0(2)
Preferred Directors:
Dr. Anton E. Schrafl....    $14,000          N/A             N/A        $32,375(2)
John T. Sheehy..........    $16,000          N/A             N/A        $57,125(3)

-------
++ Mr. Freedman is paid consulting fees by the Fund's Investment Manager equal to the fees paid to independent directors of funds of which Mr. Freedman is a director in the fund complex. For the fiscal year ended October 31, 2001, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $23,560 with respect to the two funds of which Mr. Freedman is a director in the fund complex, of which $11,870 was paid with respect to the Fund.

* Messrs. Gleeson-White and Sherman resigned from the Board of Directors effective December 2000.

                 INFORMATION REGARDING INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund, upon recommendation of the Audit and Valuation Committee, has selected PricewaterhouseCoopers LLP independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2002.

  During the fiscal year ended October 31, 2001, the fees for services rendered by PwC were:


                      Financial Information Systems Design
      Audit Fees            and Implementation Fees              All Other Fees*
      ----------      ------------------------------------       ---------------
       $76,585                       $ None                          $41,500


* This amount includes fees for services rendered by PwC to the Fund, the Investment Manager and Investment Adviser, and entities controlling, controlled by, or under common control with, the Investment Manager and Investment Adviser that provide services to the Fund.

  The Audit and Valuation Committee of the Fund has reviewed information presented by the Fund's independent accountants that addressed the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

  Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

  The Fund knows of no direct or indirect interest of PwC in the Fund.

                            ADDITIONAL INFORMATION

  Administrator. The Fund's administrator is Princeton Administrators, L.P., Box 9095, Princeton, NJ 08543.

  Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. ("Georgeson") may be retained to assist in the solicitation of proxies. If retained, Georgeson will be paid approximately $3,500 by the Fund and the Fund will reimburse Georgeson for its related expenses.

  Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 30, 2002. As mentioned above, Georgeson may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask the shareholder for such shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Georgeson by the Fund, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Georgeson representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, Georgeson will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  Beneficial Ownership. To the best of the Fund's knowledge, based upon filings with the Securities and Exchange Commission as of July 18, 2001, the only beneficial owner of more than five percent of the voting securities of the Fund is:

     Title of       Name and Address of     Number of Shares
       Class          Beneficial Owner     Beneficially Owned Percent of Class
     --------       -------------------    ------------------ ----------------
   Common Stock,  First Union Corporation      1,324,220           14.3%
    par value     One First Union Center
    $0.01 per     Charlotte, NC 28228-0137
    share

  Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2003 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than October 2, 2002.

  Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2003 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than November 21, 2002 and no later than December 21, 2002 in the form prescribed in the Fund's By-Laws.

                                OTHER BUSINESS

  The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

                                      By Order of the Board of Directors,

                                      Roy M. Randall, Secretary

800 Scudders Mill Road
Plainsboro, New Jersey 08536
January 30, 2002

PROXY                                                                      PROXY

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- March 21, 2002

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, and each of them, the proxy holders of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of Aberdeen Commonwealth Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Aberdeen Commonwealth Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 21, 2002 at 1:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxy holders to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                    ABERDEEN COMMONWEALTH INCOME FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted           [ ]
on the reverse side of this card.

                                                --------------------------------
                                                Date
                                                --------------------------------
     Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

     Shareholder sign here _______________  Co-owner sign here _________________



This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item 1.

(1)  The election of four Directors to serve
     as Class I Directors for a three-year term:


                                  For All                          For All
                                  Nominees        Withhold          Except

David Lindsay Elsum                 [ ]             [ ]               [ ]

Laurence S. Freedman                [ ]             [ ]               [ ]

E. Duff Scott                       [ ]             [ ]               [ ]

Sir David Rowe-Ham                  [ ]             [ ]               [ ]


NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

The appointed proxy holders will vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES:

 PROXY                                                                     PROXY

                    ABERDEEN COMMONWEALTH INCOME FUND, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- March 21, 2002

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Timothy Sullivan, and each of them, the proxy holders of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7 of Aberdeen Commonwealth Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Aberdeen Commonwealth Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 21, 2002 at 1:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxy holders to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                    ABERDEEN COMMONWEALTH INCOME FUND, INC.
--------------------------------------------------------------------------------

                   AUCTION MARKET PREFERRED STOCK, SERIES W-7

Mark box at right if an address change or comment has been noted           [ ]
on the reverse side of this card.

                                                --------------------------------
                                                Date
                                                --------------------------------

     Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------

     Shareholder sign here ________________  Co-owner sign here_________________

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Item 2.

2.  The election of two Directors to
    represent the interests of the
    holders of preferred stock for the
    ensuing year:

                              For All                         For All
                              Nominees        Withhold         Except

Dr. Anton E. Schrafl            [ ]             [ ]              [ ]

John T. Sheehy                  [ ]             [ ]              [ ]

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

The appointed proxy holders will vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: